Exhibit 99.2

Q1 2018 Earnings January 24, 2018

Forward-Looking Statements and Non-GAAP Measures 2 Forward-Looking Statements This presentation contains certain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and are subject to risks, uncertainty and changes in circumstances, which may cause actual results, performance, financial condition or achievements to differ materially from anticipated results, performance, financial condition or achievements. All statements contained herein that are not clearly historical in nature are forward-looking and the words “anticipate,” “believe,” “expect,” “estimate,” “plan,” and similar expressions are generally intended to identify forward-looking statements. We have no intention and are under no obligation to update or alter (and expressly disclaim any such intention or obligation to do so) our forward-looking statements whether as a result of new information, future events or otherwise, except to the extent required by law. The forward-looking statements in this presentation include statements addressing our future financial condition and operating results. Examples of factors that could cause actual results to differ materially from those described in the forward-looking statements include, among others, business, economic, competitive and regulatory risks, such as conditions affecting demand for products, particularly in the automotive and data and devices industries; competition and pricing pressure; fluctuations in foreign currency exchange rates and commodity prices; natural disasters and political, economic and military instability in countries in which we operate; developments in the credit markets; future goodwill impairment; compliance with current and future environmental and other laws and regulations; and the possible effects on us of changes in tax laws, tax treaties and other legislation, including the effects of the U.S. Tax Cuts and Jobs Act. More detailed information about these and other factors is set forth in TE Connectivity Ltd.’s Annual Report on Form 10-K for the fiscal year ended Sept. 29, 2017 as well as in our Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other reports filed by us with the U.S. Securities and Exchange Commission. Non-GAAP Financial Measures Where we have used non-GAAP financial measures, reconciliations to the most comparable GAAP measure are provided, along with a disclosure on the usefulness of the non-GAAP measure, in this presentation.

TE Value Drivers 3 SERVING LARGE, ATTRACTIVE MARKETS PROVIDING VALUE TO CUSTOMERS Benefiting from the secular trend of content growth across segments Strong differentiation: Global presence, broad portfolio, engineered solutions Levers to expand margins, increased focus on ROIC, consistent capital return, strong Free Cash Flow SOLID BUSINESS MODEL FOCUSED ON HARSH APPLICATIONS Portfolio positioned to deliver above-market growth

Q1 performance above guidance with double digit sales and adjusted EPS growth Sales of $3.5B, up 14% Y/Y and up 8% organically Transportation grew 13% organically, with double-digit organic growth in all businesses Organic growth of 6% in Industrial driven primarily by strength in industrial equipment applications Communications declined 6% organically due to SubCom; 10% organic growth excluding SubCom Delivered record Q1 profitability with adjusted EPS growth of 22% Delivered adjusted operating margins of 17.9%, driven by expansion in the Industrial segment Adjusted EPS of $1.40, with increase driven by operational strength Free Cash Flow of $127M, in line with expectations, with $355M returned to shareholders Raising FY18 Sales and adjusted EPS guidance Increasing reported growth to 8%, organic growth to 5%; raising adjusted EPS by $.22 to $5.45, up 13% year-over-year Orders up 11% Y/Y organically, excluding SubCom, with a book to bill of 1.06; growth in all segments Q1 Highlights 4 Organic Net Sales Growth, Adjusted Operating Margin, Adjusted EPS, and Free Cash Flow are non-GAAP financial measures; see Appendix for description and reconciliation.

Reported FY17 FY17 FY18 Q1 Y/Y Growth Q1 Q4 Q1 Reported Organic Transportation 1,775 1,918 2,129 20% 13% Industrial 832 951 942 13% 8% Communications Ex SubCom* 417 437 454 9% 7% Total TE Ex SubCom* 3,024 3,306 3,525 17% 11% Book to Bill Ex SubCom* 1.06 1.02 1.06 Segment Orders Summary ($ in millions) 5 Transportation growth in all regions and strength in Europe Industrial growth in all regions driven by Industrial Equipment Communications growth across all regions and businesses SubCom cycle healthy with $400M of Q1 orders for new projects Continued order momentum across all segments and regions *SubCom is a project based business and excluded from the summary to provide a comparable view of orders in each period.

Y/Y Growth Rates Reported Organic Automotive $1,517 19% 10% Commercial Transportation 300 41% 34% Sensors 215 15% 11% Transportation Solutions $2,032 21% 13% $ in Millions Sales Business Performance Reported Up 21% Organic Up 13% Y/Y Growth Rates Reported Organic Orders $2,129 20% 13% Adjusted Operating Margin Transportation Solutions 6 Adjusted EBITDA Margin 27.6% 26.0% Automotive sales significantly above auto production trends, driven by content expansion and growth across all regions, with particular strength in Europe Commercial Transportation organic growth well above market with content gains and balanced growth across all regions and sub markets Sensors organic growth driven by auto, commercial transportation, and industrial applications Organic Net Sales Growth, Adjusted Operating Margin and Adjusted EBITDA are non-GAAP financial measures: see Appendix for description and reconciliation. Segment operating margins above expectations and up 330 basis points sequentially 22.3% 21.1% Q1 2017 Q1 2018 $1,675 $2,032 Q1 2017 Q1 2018

Y/Y Growth Rates Reported Organic Industrial Equipment $471 23% 17% Aerospace, Defense and Marine 254 1% (2)% Energy 157 (2)% (6)% Industrial Solutions $882 11% 6% $ in Millions Sales Industrial Equipment organic growth across all regions driven by factory automation and medical applications AD&M decline driven by declines in Commercial Air; expect Y/Y organic growth for the full year Energy organic decline driven by European power market weakness Business Performance Reported Up 11% Organic Up 6% Adjusted Operating Margin Industrial Solutions 7 Y/Y Growth Rates Reported Organic Orders $942 13% 8% Margin expansion of 270 basis points, ahead of expectations driven by operating leverage Adjusted EBITDA Margin 16.7% 19.2% Organic Net Sales Growth, Adjusted Operating Margin and Adjusted EBITDA are non-GAAP financial measures: see Appendix for description and reconciliation. $795 $882 Q1 2017 Q1 2018 11.7% 14.4% Q1 2017 Q1 2018

Y/Y Growth Rates Reported Organic Data & Devices $239 3% 2% Appliances 184 24% 22% SubCom 143 (33)% (33)% Communications Solutions $566 (5)% (6)% $ in Millions Sales Data & Devices growth driven by strength in Asia and continued strength in high speed connectivity in the data center Appliances driven by double-digit growth in all regions and continued share gains SubCom revenue and margin impacted by new program ramp-up delay; strong order growth, with backlog exceeding $1B Business Performance Reported Down 5% Organic Down 6% Y/Y Growth Rates Reported Organic Orders ex SubCom $454 9% 7% Adjusted Operating Margin Margin expansion in Appliances and D&D more than offset by SubCom decline 8 Communications Solutions Adjusted EBITDA Margin 18.4% 16.4% Organic Net Sales Growth, Adjusted Operating Margin and Adjusted EBITDA are non-GAAP financial measures: see Appendix for description and reconciliation. 13.3% 11.8% Q1 2017 Q1 2018 $593 $566 Q1 2017 Q1 2018

Adjusted Operating Income, Adjusted Operating Margin and Adjusted EPS are non-GAAP financial measures; see Appendix for description and reconciliation. *Represents Diluted Earnings Per Share from Continuing Operations ($ in Millions, except per share amounts) Q1 FY17 Q1 FY18 Net Sales $ 3,063 $ 3,480 Operating Income $ 495 $ 581 Operating Margin 16.2% 16.7% Acquisition Related Charges 3 7 Restructuring & Other Charges, net 47 35 Adjusted Operating Income $ 545 $ 623 Adjusted Operating Margin 17.8% 17.9% Earnings Per Share* $ 1.13 $ (0.11) Acquisition Related Charges 0.01 0.01 Restructuring & Other Charges, net 0.09 0.08 Tax Items (0.08) 1.42 Adjusted EPS $ 1.15 $ 1.40 Q1 Financial Summary 9

$ in Millions Adjusted Gross Margin Percentage Adjusted Operating Margin Free Cash Flow Adjusted Gross Margin Percentage, Free Cash Flow, Adjusted Operating Margin and Adjusted EBITDA Margin are non-GAAP financial measures; see Appendix for description and reconciliation. Operating Metrics 10 Adjusted EBITDA Margin $218 $127 Q1 2017 Q1 2018 34.9% 34.0% Q1 2017 Q1 2018 17.8% 17.9% Q1 2017 Q1 2018 23.0% 22.7% Q1 2017 Q1 2018

Guidance* Organic growth across all segments with 13% adjusted EPS growth Transportation Solutions Industrial Solutions Communications Solutions TE Connectivity Highlights Sales $3.55B to $3.65B Adjusted EPS $1.33 to $1.37 Sales up 12% Y/Y; Expect organic growth of 6% Y/Y Adjusted EPS up 13% Y/Y at the midpoint FX tailwind benefiting sales by ~$123M Y/Y and Adjusted EPS by $0.06 Y/Y Y/Y tax rate negatively impacts Adjusted EPS by $0.06 Up Mid Teens Up High Single Digits Organic Up Low Single Digits Up Low Single Digits Organic Up High Single Digits Up Mid Single Digits Organic Q2 Outlook 11 Automotive high single digit organic growth expected on 2% global auto production growth; Continued strong momentum in Commercial Transportation and Sensors Industrial Solutions growth driven by strength in industrial equipment and medical applications Communications Solutions growth expected to be driven by Data & Devices and Appliances * Assumes foreign exchange rates and commodity prices that are consistent with current levels Organic Sales Growth and Adjusted EPS are non-GAAP financial measures; see Appendix for description and reconciliation.

FY18 Outlook

	Guidance*	Highlights
Transportation Solutions	Up Low Teens Up High Single Digits Organic	• Expect high-single digit organic Auto growth on 2% production growth, reflecting content gains; Expect continued market outperformance in Commercial Transportation and continued growth in Sensors
Industrial Solutions	Up Mid Single Digits Up Mid Single Digits Organic	• Industrial organic growth driven by industrial equipment and medical applications
Communications Solutions	Flat Flat Organic	• Communications organic growth in Appliances and Data & Devices offset by decline in SubCom due to program ramp delay

TE Connectivity	Sales of $14.1B to $14.3B
	Adjusted EPS of $5.40 to $5.50
		• Raising sales guidance to 8% Y/Y; Organic growth of 5% Y/Y
		• Raising Adjusted EPS guidance to 13% Y/Y at midpoint
		  • FX tailwind benefiting sales by ~$228M Y/Y and Adjusted EPS by $0.11 Y/Y
		  • Y/Y tax rate negatively impacts Adjusted EPS by $0.12

Raising sales and adjusted EPS guidance by $300M and $0.22, respectively

* Assumes foreign exchange rates and commodity prices that are consistent with current levels

Organic Sales Growth and Adjusted EPS are non-GAAP financial measures; see Appendix for description and reconciliation.

12

Additional Information 13

Y/Y Q1 2018 14 Sales (in millions) Adjusted EPS Q1 2017 Results $3,063 $1.15 Operational Performance 302 0.17 FX Impact 115 0.05 Tax Rate Impact - 0.03 Q1 2018 Results $3,480 $1.40 Adjusted EPS is a non-GAAP financial measure; See Appendix for description and reconciliation.

Y/Y Q2 2018 15 Sales (in millions) Adjusted EPS Q2 2017 Results $3,227 $1.19 Operational Performance 250 0.16 FX Impact 123 0.06 Tax Rate Impact - (0.06) Q2 2018 Guidance $3,600 $1.35 Guidance Range: Sales of $3.55B - $3.65B Adjusted EPS of $1.33 – $1.37 New acquisitions minimally accretive in first year Adjusted EPS is a non-GAAP financial measure; See Appendix for description and reconciliation.

Y/Y FY 2018 16 Sales (in millions) Adjusted EPS 2017 Results $13,113 $4.83 Operational Performance 859 0.53 FX Impact 228 0.11 Share Repurchase / Interest - 0.10 Tax Rate Impact - (0.12) 2018 Guidance $14,200 $5.45 Guidance Range Sales of $14.1B - $14.3B Adjusted EPS of $5.40 - $5.50 Adjusted EPS is a non-GAAP financial measure; See Appendix for description and reconciliation.

($ in Millions) Q1 2017 Q1 2018 Beginning Cash Balance $647 $1,218 Free Cash Flow 218 127 Dividends (132) (141) Share repurchases (93) (167) Net increase (decrease) in debt 10 (348) Other 15 15 Ending Cash Balance $665 $704 Total Debt $4,028 $4,005 ($ in Millions) Q1 2017 Q1 2018 Cash from Continuing Operations $404 $350 Capital expenditures, net Cash paid/(collected) pursuant to collateral requirements related to cross currency swaps (126) (60) (241) 18 Free Cash Flow $218 $127 A/R - $ $2,034 $2,378 Days Sales Outstanding* 60 62 Inventory (Excl. CIP) - $ $1,481 $1,864 Days on Hand* 67 73 Accounts Payable - $ $1,123 $1,556 Days Outstanding* 51 61 Free Cash Flow is a non-GAAP financial measure, see Appendix for description * Adjusted to exclude the impact of acquisitions Free Cash Flow and Working Capital Liquidity, Cash & Debt Q1 Balance Sheet & Cash Flow Summary 17

Appendix 18

19 Non-GAAP Financial Measures We present non-GAAP performance and liquidity measures as we believe it is appropriate for investors to consider adjusted financial measures in addition to results in accordance with accounting principles generally accepted in the U.S. (“GAAP”). These non-GAAP financial measures provide supplemental information and should not be considered replacements for results in accordance with GAAP. Management uses non-GAAP financial measures internally for planning and forecasting purposes and in its decision-making processes related to the operations of our company. We believe these measures provide meaningful information to us and investors because they enhance the understanding of our operating performance, ability to generate cash, and the trends of our business. Additionally, we believe that investors benefit from having access to the same financial measures that management uses in evaluating our operations. The primary limitation of these measures is that they exclude the financial impact of items that would otherwise either increase or decrease our reported results. This limitation is best addressed by using these non-GAAP financial measures in combination with the most directly comparable GAAP financial measures in order to better understand the amounts, character, and impact of any increase or decrease in reported amounts. These non-GAAP financial measures may not be comparable to similarly-titled measures reported by other companies. The following provides additional information regarding our non-GAAP financial measures: Organic Net Sales Growth – represents net sales growth (the most comparable GAAP financial measure) excluding the impact of foreign currency exchange rates, and acquisitions and divestitures that occurred in the preceding twelve months, if any. Organic Net Sales Growth is a useful measure of our performance because it excludes items that are not completely under management’s control, such as the impact of changes in foreign currency exchange rates, and items that do not reflect the underlying growth of the company, such as acquisition and divestiture activity. This measure is a significant component in our incentive compensation plans. Adjusted Gross Margin and Adjusted Gross Margin Percentage – represent gross margin and gross margin percentage, respectively, (the most comparable GAAP financial measures) before special items including acquisition related charges, if any. Adjusted Operating Income and Adjusted Operating Margin – represent operating income and operating margin, respectively, (the most comparable GAAP financial measures) before special items including restructuring and other charges, acquisition related charges, and other income or charges, if any. We utilize these measures to assess segment level operating performance and to provide insight to management in evaluating segment operating plan execution and market conditions. Adjusted Operating Income is a significant component in our incentive compensation plans. Adjusted Other Income (Expense), Net – represents net other income (expense) (the most comparable GAAP financial measure) before special items including tax sharing income related to adjustments to prior period tax returns and other items, if any. Adjusted Income Tax Expense and Adjusted Effective Tax Rate – represent income tax expense and effective tax rate, respectively, (the most comparable GAAP financial measures) after adjusting for the tax effect of special items including restructuring and other charges, acquisition related charges, other income or charges, and certain significant tax items, if any. Adjusted Income from Continuing Operations – represents income from continuing operations (the most comparable GAAP financial measure) before special items including restructuring and other charges, acquisition related charges, tax sharing income related to adjustments to prior period tax returns and other tax items, other income or charges, and certain significant tax items, if any, and, if applicable, the related tax effects. Adjusted Earnings Per Share – represents diluted earnings per share from continuing operations (the most comparable GAAP financial measure) before special items including restructuring and other charges, acquisition related charges, tax sharing income related to adjustments to prior period tax returns and other tax items, other income or charges, and certain significant tax items, if any, and, if applicable, the related tax effects. This measure is a significant component in our incentive compensation plans.

20 Adjusted EBITDA and Adjusted EBITDA Margin - represent net income and net income as a percentage of net sales, respectively, (the most comparable GAAP financial measures) before interest expense, interest income, income taxes, depreciation, and amortization, as adjusted for net other income, income from discontinued operations, and special items including restructuring and other charges, acquisition related charges, and other income or charges, if any. Free Cash Flow (FCF) – is a useful measure of our ability to generate cash. The difference between net cash provided by continuing operating activities (the most comparable GAAP financial measure) and Free Cash Flow consists mainly of significant cash outflows and inflows that we believe are useful to identify. We believe Free Cash Flow provides useful information to investors as it provides insight into the primary cash flow metric used by management to monitor and evaluate cash flows generated from our operations. Free Cash Flow is defined as net cash provided by continuing operating activities excluding voluntary pension contributions and the cash impact of special items, if any, minus net capital expenditures. Voluntary pension contributions are excluded from the GAAP financial measure because this activity is driven by economic financing decisions rather than operating activity. Certain special items, including net payments related to pre-separation tax matters and cash paid (collected) pursuant to collateral requirements related to cross currency swaps, are also excluded by management in evaluating Free Cash Flow. Net capital expenditures consist of capital expenditures less proceeds from the sale of property, plant, and equipment. These items are subtracted because they represent long-term commitments. In the calculation of Free Cash Flow, we subtract certain cash items that are ultimately within management’s and the Board of Directors’ discretion to direct and may imply that there is less or more cash available for our programs than the most comparable GAAP financial measure indicates. It should not be inferred that the entire Free Cash Flow amount is available for future discretionary expenditures, as our definition of Free Cash Flow does not consider certain non-discretionary expenditures, such as debt payments. In addition, we may have other discretionary expenditures, such as discretionary dividends, share repurchases, and business acquisitions, that are not considered in the calculation of Free Cash Flow. Adjusted Return on Invested Capital (ROIC) – represents adjusted net operating profit after tax divided by average invested capital. We use Adjusted Return on Invested Capital as an indicator of our capital efficiency. Adjusted Return on Invested Capital is not a measure defined by GAAP. It is calculated by us, in part, using non-GAAP financial measures. We are providing our calculation of Adjusted Return on Invested Capital as this measure may not be defined and calculated by other companies in the same manner. Non-GAAP Financial Measures (cont.)

21 Segment Summary Net Sales Net Sales Transportation Solutions 2,032 $ 1,675 $ Industrial Solutions 882 795 Communications Solutions 566 593 Total 3,480 $ 3,063 $ Operating Operating Operating Operating Income Margin Income Margin Transportation Solutions 420 $ 20.7% 348 $ 20.8% Industrial Solutions 102 11.6 70 8.8 Communications Solutions 59 10.4 77 13.0 Total 581 $ 16.7% 495 $ 16.2% Adjusted Adjusted Adjusted Adjusted Operating Operating Operating Operating Income (1) Margin (1) Income (1) Margin (1) Transportation Solutions 429 $ 21.1% 373 $ 22.3% Industrial Solutions 127 14.4 93 11.7 Communications Solutions 67 11.8 79 13.3 Total 623 $ 17.9% 545 $ 17.8% 2017 2016 ($ in millions) (1) Adjusted operating income and adjusted operating margin are non-GAAP financial measures. See description of non-GAAP financial measures. For the Quarters Ended December 29, December 30,

Reconciliation of Net Sales Growth – Q1 18 vs. Q1 17

	Change in Net Sales for the Quarter Ended December 29, 2017 versus Net Sales for the Quarter Ended December 30, 2016									
	Net Sales Growth			Organic Net Sales Growth [1]			Translation [2]		Acquisitions	
	($ in millions)									
Transportation Solutions [3]:										
Automotive	$	242	19.0%	$	131	10.2%	$	57	$	54
Commercial transportation		87	40.8		73	34.2		14		-
Sensors		28	15.0		20	10.6		8		-
Total		357	21.3		224	13.4		79		54
Industrial Solutions [3]:										
Industrial equipment		88	23.0		66	16.9		14		8
Aerospace, defense, oil, and gas		2	0.8		(6)	(2.2)		8		-
Energy		(3)	(1.9)		(10)	(6.1)		7		-
Total		87	10.9		50	6.3		29		8
Communications Solutions [3]:										
Data and devices		8	3.5		4	1.9		4		-
Subsea communications		(71)	(33.2)		(71)	(33.2)		-		-
Appliances		36	24.3		33	21.7		3		-
Total		(27)	(4.6)		(34)	(5.7)		7		-
Total	$	417	13.6%	$	240	7.9%	$	115	$	62

[1] Organic net sales growth is a non-GAAP financial measure. See description of non-GAAP financial measures.

[2] Represents the change in net sales resulting from changes in foreign currency exchange rates.

[3] Industry end market information is presented consistently with our internal management reporting and may be periodically revised as management deems necessary.

22

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended December 29, 2017 23 Acquisition Restructuring Related and Other Tax Adjusted U.S. GAAP Charges (1) Charges, Net (1) Items (2) (Non-GAAP) (3) Operating Income: Transportation Solutions 420 $ 5 $ 4 $ - $ 429 $ Industrial Solutions 102 2 23 - 127 Communications Solutions 59 - 8 - 67 Total 581 $ 7 $ 35 $ - $ 623 $ Operating Margin 16.7% 17.9% Other Income, Net 2 $ - $ - $ (1) $ 1 $ Income Tax Expense (600) $ (2) $ (8) $ 506 $ (104) $ Effective Tax Rate 107.0% 17.3% Income (Loss) from Continuing Operations (39) $ 5 $ 27 $ 505 $ 498 $ Diluted Earnings (Loss) per Share from Continuing Operations (0.11) $ 0.01 $ 0.08 $ 1.42 $ 1.40 $ (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (2) Includes $567 million of income tax expense related to the tax impacts of the Tax Cuts and Jobs Act and a $61 million income tax benefit related to certain legal entity restructurings. (3) See description of non-GAAP financial measures. Adjustments ($ in millions, except per share data)

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended December 30, 2016 24 Acquisition Restructuring Related and Other Tax Adjusted U.S. GAAP Charges (1) Charges, Net (1) Items (2) (Non-GAAP) (3) Operating Income: Transportation Solutions 348 $ 1 $ 24 $ - $ 373 $ Industrial Solutions 70 2 21 - 93 Communications Solutions 77 - 2 - 79 Total 495 $ 3 $ 47 $ - $ 545 $ Operating Margin 16.2% 17.8% Other Expense, Net (9) $ - $ - $ - $ (9) $ Income Tax Expense (54) $ (1) $ (13) $ (30) $ (98) $ Effective Tax Rate 11.7% 19.2% Income from Continuing Operations 406 $ 2 $ 34 $ (30) $ 412 $ Diluted Earnings per Share from Continuing Operations 1.13 $ 0.01 $ 0.09 $ (0.08) $ 1.15 $ (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (2) Income tax benefits associated with the tax impacts of certain intercompany restructurings and the corresponding reduction in the valuation allowance for U.S. tax loss carryforwards. (3) See description of non-GAAP financial measures. Adjustments ($ in millions, except per share data)

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended March 31, 2017 25 Acquisition Restructuring Related and Other Tax Adjusted U.S. GAAP Charges (1) Charges, Net (1) Items (2) (Non-GAAP) (3) Operating Income: Transportation Solutions 305 $ - $ 33 $ - $ 338 $ Industrial Solutions 88 3 19 - 110 Communications Solutions 88 - 7 - 95 Total 481 $ 3 $ 59 $ - $ 543 $ Operating Margin 14.9% 16.8% Other Expense, Net (10) $ - $ - $ - $ (10) $ Income Tax Expense (39) $ - $ (17) $ (22) $ (78) $ Effective Tax Rate 8.8% 15.4% Income from Continuing Operations 406 $ 3 $ 42 $ (22) $ 429 $ Diluted Earnings per Share from Continuing Operations 1.13 $ 0.01 $ 0.12 $ (0.06) $ 1.19 $ (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (2) Income tax benefits associated with the tax impacts of certain intercompany transactions. (3) See description of non-GAAP financial measures. Adjustments ($ in millions, except per share data)

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Year Ended September 29, 2017 26 Acquisition Restructuring Related and Other Tax Adjusted U.S. GAAP Charges (1) Charges, Net (1) Items (2) (Non-GAAP) (3) Operating Income: Transportation Solutions 1,307 $ 3 $ 67 $ - $ 1,377 $ Industrial Solutions 369 8 73 - 450 Communications Solutions 385 - 8 - 393 Total 2,061 $ 11 $ 148 $ - $ 2,220 $ Operating Margin 15.7% 16.9% Other Expense, Net (23) $ - $ - $ 7 $ (16) $ Income Tax Expense (255) $ (3) $ (40) $ (66) $ (364) $ Effective Tax Rate 13.2% 17.4% Income from Continuing Operations 1,673 $ 8 $ 108 $ (59) $ 1,730 $ Diluted Earnings per Share from Continuing Operations 4.67 $ 0.02 $ 0.30 $ (0.16) $ 4.83 $ (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (2) Includes income tax benefits associated with the tax impacts of certain intercompany transactions and the corresponding reduction in the valuation allowance for U.S. tax loss carryforwards. Also includes income tax benefits associated with pre-separation tax matters and the related impact to other expense pursuant to the tax sharing agreement with Tyco International and Covidien. (3) See description of non-GAAP financial measures. Adjustments ($ in millions, except per share data)

Reconciliation of Gross Margin & Gross Margin Percentage 27 For the Quarters Ended December 29, December 30, September 29, 2017 2016 2017 ($ in millions) Net Sales $ 3,480 $ 3,063 $ 3,456 Cost of Sales 2,303 1,996 2,315 Gross Margin 1,177 1,067 1,141 Gross Margin Percentage 33.8% 34.8% 33.0% Acquisition Related Charges 5 1 - Adjusted Gross Margin (1) $ 1,182 $ 1,068 $ 1,141 Adjusted Gross Margin Percentage (1) 34.0% 34.9% 33.0% (1) See description of non-GAAP financial measures.

Reconciliation of Free Cash Flow 28 December 29, December 30, 2017 2016 Net cash provided by operating activities: 350 $ 404 $ Net cash used in investing activities (241) (154) Net cash used in financing activities (634) (209) Effect of currency translation on cash 11 (23) Net increase (decrease) in cash and cash equivalents (514) $ 18 $ Net cash provided by continuing operating activities 350 $ 404 $ Excluding: Cash paid (collected) pursuant to collateral requirements related to cross currency swaps 18 (60) Capital expenditures, net (241) (126) Free cash flow (1) 127 $ 218 $ (1) Free cash flow is a non-GAAP financial measure. See description of non-GAAP financial measures. For the Quarters Ended (in millions)

Reconciliation of Adjusted EBITDA Margin

	For the Quarters Ended		
	December 29, 2017	December 30, 2016	September 29, 2017
	($ in millions)		
Net Income (Loss)	$ (40)	$ 409	$ 434
(Income) loss from discontinued operations	1	(3)	(5)
Income tax expense	600	54	91
Other (income) expense, net	(2)	9	(8)
Interest expense	26	31	35
Interest (income)	(4)	(5)	(6)
Operating Income	581	495	541
Acquisition related charges	7	3	1
Restructuring and other charges, net	35	47	23
Adjusted Operating Income(1)	623	545	565
Depreciation and amortization(2)	167	159	166
Adjusted EBITDA (1)	$ 790	$ 704	$ 731
Net Sales	$ 3,480	$ 3,063	$ 3,456
Net income (loss) as a percentage of net sales	(1.1)%	13.4%	12.6%
Adjusted EBITDA margin(1)	22.7%	23.0%	21.2%

	For the Quarters Ended							
	December 29, 2017				December 30, 2016			
	Transportation Solutions	Industrial Solutions	Communications Solutions	Total	Transportation Solutions	Industrial Solutions	Communications Solutions	Total
	($ in millions)							
Operating Income	$ 420	$ 102	$ 59	$ 581	$ 348	$ 70	$ 77	$ 495
Acquisition related charges	5	2	-	7	1	2	-	3
Restructuring and other charges, net	4	23	8	35	24	21	2	47
Adjusted Operating Income(1)	429	127	67	623	373	93	79	545
Depreciation and amortization	99	42	26	167 (2)	89	40	30	159 (2)
Adjusted EBITDA(1)	$ 528	$ 169	$ 93	$ 790	$ 462	$ 133	$ 109	$ 704
Net Sales	$ 2,032	$ 882	$ 566	$ 3,480	$ 1,675	$ 795	$ 593	$ 3,063
Operating margin	20.7%	11.6%	10.4%	16.7%	20.8%	8.8%	13.0%	16.2%
Adjusted operating margin(1)	21.1%	14.4%	11.8%	17.9%	22.3%	11.7%	13.3%	17.8%
Adjusted EBITDA margin(1)	26.0%	19.2%	16.4%	22.7%	27.6%	16.7%	18.4%	23.0%

(1) See description of non-GAAP financial measures.

(2) Excludes non-cash amortization associated with fair value adjustments related to acquired customer order backlog of $1 million for both the quarters ended December 29, 2017 and December 30, 2016, as these charges are included in the acquisition related charges line.

29

TE connectivity

Adjusted Return on Invested Capital (ROIC)

	As of or for the Quarters Ended							
	December 29, 2017	September 29, 2017	June 30, 2017	March 31, 2017	December 30, 2016	September 30, 2016	June 24, 2016	March 25, 2016
	($ in millions)							
Operating income	$ 581	$ 541	$ 544	$ 481	$ 495	$ 529	$ 463	$ 547
Acquisition related charges	7	1	4	3	3	4	18	4
Restructuring and other charges (credits), net	35	23	19	59	47	30	31	(99)
Adjusted Operating Income [1]	$ 623	$ 565	$ 567	$ 543	$ 545	$ 563	$ 512	$ 452
Amortization expense	$ 45	$ 43	$ 43	$ 41	$ 42	$ 41	$ 40	$ 34
Adjustments [2]	(1)	-	(3)	(1)	(1)	(1)	(2)	(1)
Adjusted amortization expense	$ 44	$ 43	$ 40	$ 40	$ 41	$ 40	$ 38	$ 33
Adjusted operating income plus adjusted amortization expense	$ 667	$ 608	$ 607	$ 583	$ 586	$ 603	$ 550	$ 485
Income (loss) from continuing operations before income taxes	$ 561	$ 520	$ 503	$ 445	$ 460	$ 489	$ (228)	$ 519
Acquisition related charges	7	1	4	3	3	4	18	4
Restructuring and other charges (credits), net	35	23	19	59	47	30	31	(99)
Tax items	(1)	-	7	-	-	-	650	-
Adjusted income from continuing operations before income taxes	$ 602	$ 544	$ 533	$ 507	$ 510	$ 523	$ 471	$ 424
Income taxes paid, net of refunds	$ 82	$ 67	$ 79	$ 81	$ 96	$ 64	$ 107	$ 547
(Payments) refunds for tax deficiencies related to pre-separation tax matters	-	-	15	3	5	(22)	(6)	(442)
Payments related to income taxes on the sale of the Broadband Network Solutions business	-	-	-	-	-	(10)	(17)	(2)
Adjusted income taxes paid, net of refunds	$ 82	$ 67	$ 94	$ 84	$ 101	$ 32	$ 84	$ 103
Adjusted cash tax rate	13.6%	12.3%	17.6%	16.6%	19.8%	6.1%	17.8%	24.3%
Adjusted net operating profit after taxes	$ 576	$ 533	$ 500	$ 486	$ 470	$ 566	$ 452	$ 367
Trailing four quarter adjusted net operating profit after taxes	$ 2,095				$ 1,855			
Total debt	$ 4,005	$ 4,344	$ 3,991	$ 3,952	$ 4,028	$ 4,070	$ 4,036	$ 3,884
Total shareholders' equity	9,631	9,751	9,141	8,753	8,837	8,485	8,265	7,406
Invested capital	$ 13,636	$ 14,095	$ 13,132	$ 12,705	$ 12,865	$ 12,555	$ 12,301	$ 11,290
Trailing four quarter average invested capital	$ 13,392				$ 12,253			
Adjusted ROIC [1]	15.6%				15.1%			

[1] See description of non-GAAP financial measures.

[2] Includes non-cash amortization associated with fair value adjustments related to acquired customer order backlog, as these charges are included in the acquisition related charges line.

30

Reconciliation of Forward-Looking Non-GAAP Financial Measures to Forward-Looking GAAP Financial Measures 31 Outlook for Quarter Ending March 30, Outlook for 2018 (1) Fiscal 2018 (1) Diluted earnings per share from continuing operations (GAAP) $1.18 - $1.22 $3.61 - $3.71 Restructuring and other charges, net 0.14 0.32 Acquisition related charges 0.01 0.05 Tax Items - 1.42 Adjusted diluted earnings per share from continuing operations (non-GAAP) (2) $1.33 - $1.37 $5.40 - $5.50 Net sales growth (GAAP) 10% - 13% 8% - 9% Translation (4) (2) (Acquisitions) divestitures, net (1) (1) Organic net sales growth (non-GAAP) (2) 5% - 8% 5% - 6% Effective tax rate (GAAP) 18.4% 41.6% Effective tax rate adjustments (3) 0.6 (22.5) Adjusted effective tax rate (non-GAAP) (2) 19.0% 19.1% (1) Outlook is as of January 24, 2018. (2) See description of non-GAAP financial measures. (3) Includes adjustments for special tax items and the tax effect of acquisition related charges and net restructuring and other charges, calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction.

32 Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended September 29, 2017 Restructuring Acquisition and Other Related Charges Adjusted U.S. GAAP Charges (1) (Credits), Net (1) (Non-GAAP) (2) Operating Income: Transportation Solutions 321 $ 1 $ 7 $ 329 $ Industrial Solutions 111 - 19 130 Communications Solutions 109 - (3) 106 Total 541 $ 1 $ 23 $ 565 $ Operating Margin 15.7% 16.3% Other Income, Net 8 $ - $ - $ 8 $ Income Tax Expense (91) $ (1) $ (7) $ (99) $ Effective Tax Rate 17.5% 18.2% Income from Continuing Operations 429 $ - $ 16 $ 445 $ Diluted Earnings per Share from Continuing Operations 1.21 $ - $ 0.04 $ 1.25 $ (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (2) See description of non-GAAP financial measures. Adjustments ($ in millions, except per share data)